UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-3578

AQUILA FUNDS TRUST

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/18

Date of reporting period: 12/31/18

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report December 31, 2018

Beginning in January, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary (i.e. broker dealer or bank), you can contact your financial intermediary to request that you continue to receive copies of shareholder reports. Your election to receive reports in paper will apply to all the funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

February, 2019

Dear Fellow Shareholder:

     While 2018 was not shy of volatile market movements and increasing economic/ market risks, events in the fourth quarter perpetuated what became a significant risk-off/ flight-to-quality rotation and investor sentiment focus on capital preservation heading into 2019.  Risk asset prices (risk assets being those that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies) were under pressure throughout the fourth quarter of 2018 as investor concerns around corporate debt/ balance sheet issues and a global growth slowdown were compounded by continued monetary tightening by the Federal Reserve Board, U.S./ China trade tensions, ongoing declines in oil prices, and significant widening in credit spreads.

     While the increased volatility may create some opportunities in the investment landscape, we are also cognizant of the negative impact that it may have on consumer confidence.  With household spending accounting for approximately 70% of U.S. economic activity, the strength of the consumer and the willingness and ability to purchase goods and services are a key driver to corporate profits and economic activity.

     We remain committed to our time-tested and disciplined research process that not only includes detailed analysis of companies owned in our high yield and equity strategies, but also seeks to uncover new opportunities within the high yield and equity markets.  We continue to look for fiscally responsible corporate management teams that we believe are committed to growing operations prudently and who recognize they can potentially improve their credit profile by focusing on company-specific measures.  Our efforts remain focused on the investment selection process, while seeking to find attractive investments in pursuit of each of Aquila Three Peaks High Income Fund’s and Aquila Three Peaks Opportunity Growth Fund’s respective objectives.

     The Aquila Funds Trust annual report provides additional detail regarding economic and market conditions, along with investment strategy during the period. Please keep in mind that all securities markets experience variations in values, as do the shares of mutual funds.

     We thank you for investing with Aquila Group of Funds.

Sandy R. Rufenacht	Diana P. Herrmann
Co-Portfolio Manager	President

NOT A PART OF THE ANNUAL REPORT

     Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the dale of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Funds Trust ANNUAL REPORT Management Discussion

Market Commentary

     Despite the S&P 500 hitting a record high in late September, the stock market had its worst fourth quarter performance since the fall of 2008.  Yields and spreads for the Bloomberg Barclays U.S. Corporate High Yield Total Return Index ended the year at the highest levels since 2016, with an average yield of 7.95% and spread of 541 basis points (“bps”; one basis point is equal to 1/100th of 1%, or 0.01%).  As a result of the increased uncertainty and growing concerns, the stock market had its worst Christmas Eve performance on record.  Moreover, the S&P 500 and the Bloomberg Barclays U.S. Corporate High Yield Total Return Index were down 9.6% and 2.7%, respectively, in the six trading days leading up to Christmas Day. It wasn’t until the last week of the year that there was a meaningful spike in risk asset prices (risk assets being those that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies), on data suggesting a better-than-expected holiday shopping season.  Interestingly, and representative of the significant volatility throughout December, the Dow Jones Industrial Average had its largest one-day point gain on record on December 26th, rising 1,086 points that day, for a +4.98% gain.

     In December, the Federal Reserve Board (“FRB” or the “Fed”) raised interest rates for the fourth time in 2018, which marked the ninth increase since the Fed began raising the rate at the end of 2015. While this final hike of 2018 wasn’t much of a surprise, given that Fed commentary and market expectations were suggesting a hike in December was likely, market participants were not comforted by the accompanying commentary that suggested further rate hikes and a continued balance sheet unwind over the foreseeable future.  For 2019, commentary from the FRB suggests that the Fed plans to continue to tighten monetary policy at a moderate pace, and expects to raise the target rate another 50 bps using two 25 bps rate hikes.  Policy makers appear to sense a need to stay ahead of any potential overheating of the economy, despite the recent increase in market volatility and geopolitical uncertainties.  Interestingly, and something we will have to monitor as we progress through 2019, even though the Fed itself suggested the potential for two hikes to come in 2019, the Fed Funds futures-implied probability has, as of the date of this writing, begun to suggest an increased potential for a rate cut by the time 2019 concludes.  In our opinion, this suggests a clear disconnect between the FRB’s expectations and market expectations for the trajectory of economic activity over the next several years.  If Fed expectations are correct, this could increase volatility across Treasury yields, thereby impacting rate-sensitive securities. However, if market expectations are correct, this would likely indicate concerns with economic conditions and corporate solvency.

     The 10-year U.S. Treasury yield (which had hit a multi-year high earlier in the year) finished the year at 2.69%, only 28 bps higher than the 2.41% to start the year.  Considering the fact that the Fed raised the Fed Funds rate 100 bps throughout 2018, a mere 28 bps rise in the 10-year Treasury yield exemplifies a significantly flatter yield curve as we enter 2019.

     Monitoring data regarding consumer confidence and consumer spending will remain a high priority throughout 2019.   The sensitivity of the markets to commentary out of the FRB and the China trade war highlight, in our view, how market participants and investors have become increasingly concerned about how far along we are in the economic cycle.

1 | Aquila Funds Trust

Aquila Three Peaks High Income Fund Performance Overview and High Yield Market Review

     The Bloomberg Barclays U.S. Corporate High Yield Total Return Index (the “High Yield Index”) is the Fund’s primary benchmark index. During the fourth quarter of 2018, the High Yield Index was negative 4.53%.  By comparison, Aquila Three Peaks High Income Fund (the “Fund”) Class Y share generated a decline of 1.30% during the fourth quarter of 2018.  In terms of ratings performance, lower-quality bonds (CCC-rated) significantly underperformed their higher-quality counterparts (BB and B-rated) during the quarter, reversing the segment’s outperformance throughout much of the year.  For the quarter, the CCC-segment of the High Yield Index generated a negative 9.28% return, with monthly declines of 2.46%, 2.84%, and 4.27% in October, November and December, 2018.  While the higher-quality segment was not able to avoid losses, the degree of decline was much less severe as the BB-segment of the High Yield Index produced a negative 2.91% return for the quarter, with monthly declines of 1.37%, 0.25%, and 1.31% in October, November and December, 2018.

     The Fund had very little exposure to the CCC-segment throughout the fourth quarter, as we have avoided this segment of the market throughout much of 2018, due to our belief that the potential risk to the downside greatly outweighed the benefit of investment.  As credit spreads across the investment grade market and the higher-quality BB-segment within high yield market began to rise, we felt that at some point this could have a ripple effect down the ratings spectrum.  While that occurred during the fourth quarter, we still believe there is the potential for significant volatility across the lower-quality segment and have maintained minimal exposure to the segment as we enter 2019.

     There were no industry segments within the High Yield Index that produced a positive return during the fourth quarter.  The better performing industry segments were relatively defensive in nature: Utilities, Media Entertainment, Supermarkets, Lodging, and Banking. Underperforming industry segments were commodity-related, highly-cyclical or highly-leveraged, as the decline in oil and concerns about economic strength and access to capital weighed on investments in these areas.  As a result, Energy, Wireline Telecommunications, Chemicals, Metals/Mining, and Retailers were the worst performing industry segments during the quarter.  The Fund had minimal to no exposure across many of these segments, which helped its relative performance throughout the fourth quarter.  The Fund’s strong relative performance during the fourth quarter was due to our focus on downside protection in an increasingly uncertain environment, by targeting low-duration bonds across higher-quality companies that operate in less-cyclical industries.  While yields are higher across the asset class, many of the issues that impacted the capital markets in the fourth quarter remain unresolved as we enter 2019, and could continue to be a headwind as we progress through the year.  As a result, we continue to believe our relatively defensive positioning within the high yield market remains prudent in the current environment.

     For the year ended December 31, 2018, the Fund’s Class Y share generated a negative 1.09% total return as compared to the High Yield Index, which produced a negative return of 2.08%.  The high yield market was quite bifurcated throughout 2018. During the first half of the year, investors contended with duration concerns and spread widening across the higher-quality segment and more rate-sensitive bonds as yields of Treasury securities rose. During this period, the lower-quality CCC-segment of the High Yield Index significantly outperformed and was up 3.2% at the end of June, compared to a 1.8% decline for the higher-quality BB-segment.  We viewed this as a bit of an anomaly as historically, this type of performance dispersion had not occurred – historically, when the BB-segment has been negative, it has still outperformed the CCC-segment.  For this relationship to correct itself, we believed relative values of these segments would have to adjust over the balance of the year; either the BB-segment would need to start performing better or the CCC-segment would need to come under pressure.  Third quarter performance was quite positive for all ratings-segments of the High Yield Index; however, the CCC-segment, which was up 5.99% for the year at the end of the third quarter, was still significantly outperforming the BB-segment, which was up only 0.51% YTD through the end of the third quarter.  As noted above, the CCC-segment significantly underperformed in the fourth quarter as oil declined and a flight-to-quality and risk-off rotation started to occur.  For the full year 2018, the BB-segment generated a negative 2.41% return while the CCC-segment ended the year down 3.84%.  We believe this swing in performance and significant underperformance across the CCC-segment is an indication of the danger of investing across this segment when investor sentiment turns and/or when economic concerns start to increase.  It also portrays the immense volatility that the lower-quality segment can experience in relatively short order, which can be a shock to investors expecting fixed-income-like stability rather than equity-like volatility when risk aversion increases.  For this reason, we continue to take an extremely guarded approach to lower-quality names across the high yield market in the current environment.

2 | Aquila Funds Trust

     Better performing industry segments for the year were generally more defensive in nature while the underperforming segments were commodity-related, highly-cyclical or highly-leveraged.  As a result, Utilities, Healthcare, Telecom, Pharmaceuticals, and Supermarkets were the best performing industry segments while Energy, Automotive, Homebuilders, Banking, and Building Materials were the worst performing industry segments.

     We seek to closely monitor the Investment Grade bond market, as yield spreads increased significantly throughout 2018 and there appears to be increasing concern related to ballooning corporate debt and potential increased credit rating downgrades into the high yield market as we enter 2019.

     We intend to focus our investments in shorter-dated bonds of relatively higher-quality companies which we believe operate in more defensive industries in the current environment.  We believe this will provide a relatively stable return profile during periods of heightened market volatility.  We saw the strategy exhibit this relative stability throughout 2018.  The strategy outperformed the BB-segment and other higher-quality interest rate sensitive fixed-income asset classes in the first half of 2018, while outperforming not only the lower-quality CCC-segment but all high yield market ratings segments during the fourth quarter.  Lipper Inc. ranked the 2018 performance of the Fund’s Class Y share in the 14th percentile, at #95 of 672 funds in Lipper’s High Yield Bond category (additional performance information is available in the Fund's Fact Sheet – please visit www.aquilafunds.com). Given the potential for heightened volatility in a restrictive monetary policy environment, we believe our approach continues to be prudent until there is greater clarity about the economic/investment landscape and less deviation in expectations between the Fed and the market.

High Yield Market Review

     The average yield spread of the High Yield Index increased over the year by 177 bps from 364 bps at the end of 2017.  The average yield-to-worst of the High Yield Index finished the year 223 bps higher than the 5.72% at the end of 2017.  The average bond price of the High Yield Index finished $8.35 lower than the $100.91 average bond price at the end of 2017.

     No new issuance went to market during the month of December, which is only the second time going back to 1990 that not a single deal priced during a given month (November 2008 was the other occurrence).    For the year, new issuance totaled $187.4 billion, which was down 43% compared to 2017 issuance of $328 billion.  Notably, 2018’s new issue volume was the lowest annual total since 2009.

3 | Aquila Funds Trust

     According to J.P. Morgan Credit Research, the U.S. high yield default rate increased 53 bps over the year from 1.28% at the end of 2017, but remains relatively low compared with the 3.57% rate at the end of 2016 and the long-term historical average of 3.46%.  We continually monitor credit trends, distressed debt, and default activity closely.  While credit trends were generally favorable throughout much of 2018, we are cognizant that financing costs have increased and companies will likely continue to face rising operating costs in 2019, which may pressure operating and cash flow margins.  These have historically been a precursor to weakening credit trends, increased credit ratings downgrade activity, and potentially, corporate solvency issues.  We will strive to closely monitor margin profiles and use of free cash flow across the companies in which the Fund invests and the overall corporate landscape to assess any potential ratings downgrade risk or increased solvency issues as we progress through 2019.

Aquila Three Peaks Opportunity Growth Fund Performance Overview and Seeking Leading Indicators in the Credit Markets

     For the year ended December 31, 2018, Aquila Three Peaks Opportunity Growth Fund (the “Fund”) Class Y share generated a negative 11.09% total return (net of Fund expenses). By comparison, the Russell 3000 Index (the Fund’s primary benchmark index) and the S&P 500 Index (another broad measure of market performance) generated a negative 5.24% and a negative 4.38% total return for the year, respectively.  Performance throughout the year in the broader market indexes was quite bifurcated, as January 2018 performance of positive 5.6% for the S&P 500 Index was the strongest January since 1997, while December returns of negative 9.2% for the S&P 500 Index was the worst December since the Great Depression.

     Relative to the Russell 3000 Index return of negative 5.24%, the Class Y Share returned negative 11.09% total return (net of Fund expenses) and underperformed the Russell 3000 due to unfavorable security selection in the Consumer Discretionary sector, as well as a combination of unfavorable selection and allocation impact from the Information Technology, Healthcare and Consumer Staples sectors. The Fund was overweight the Consumer Discretionary sector relative to the Index; however, the Fund was concentrated in the Consumer Services industry group, which underperformed the overall Consumer Discretionary sector. The Fund was equal-weight with the Technology sector relative to the Russell 3000, but its holdings in the Software & Services industry group underperformed those in the Index on a relative basis, as the Russell 3000 had some stocks that had very strong performance throughout 2018 which were not held in the Fund. The Fund was underweight the Healthcare sector, which was the best performing sector for the Russell 3000 in 2018, and the Fund’s Healthcare holdings underperformed returns of the Healthcare stocks of the Index, despite Healthcare being the Fund’s second-best performing sector in 2018. Positively contributing to the Fund’s relative performance was favorable security selection in the Industrials and Communication Services sectors. In Industrials, the Fund was overweight the Commercial Services industry group which outperformed the rest of the Industrials sector. The Russell 3000 Index is a market cap weighted index; as such, its performance is skewed towards large cap companies, which outperformed midcap and small cap equities in 2018. As of December 31, 2018, 55% of the Fund was invested in Mid Cap names. The Fund’s underweight in large cap equities relative to the Russell 3000 also contributed to the Fund’s underperformance in 2018 relative to the Russell 3000.

     We believe that the significant volatility that came back into the markets in 2018 will remain through the year ahead.  Meaningful debate is likely to continue regarding where we are in the economic cycle, as there have been increasing signs that the global economy is slowing, and yet, there are also areas in the U.S. economy which appear to be more robust. It will also be critical to pay attention to the trajectory of credit spreads and the high yield market, as we believe that the high yield market can be a leading indicator for the economy and the stock market based on its ability to quickly adjust to new/ evolving risks.  In light of this greater volatility, we believe that it is prudent to maintain a defensive posture to start this year; therefore, we intend to continue to focus on companies that we believe are generating strong free cash flow and utilizing their balance sheets to create value for shareholders.

4 | Aquila Funds Trust

Seeking Leading Indicators in the Credit Markets

     Our equity strategy seeks to marry a top-down macro approach with a bottom-up approach to individual security selection by using our expertise in the high yield market. This is why we believe it is so important to watch credit spreads for the overall high yield market (as a macro indicator), as well as for the individual companies in which we might invest (as a micro indicator).  If credit spreads are widening for the overall high yield market, we believe that this suggests a reduction in investor risk appetites and expectations for deterioration in credit metrics across the market, potentially from a slowing in the overall economy.  On a company specific basis, when we see credit spreads widening on an individual security basis, this raises a red flag regarding the risk for that specific company.  It could indicate company-specific or industry-specific struggles that the high yield market is anticipating.  This is especially notable when the price spread of an individual company’s bonds is widening before the stock price has reacted to a change in the risk profile of the company, which may be a sell signal for the company stock.

     During periods of heightened volatility like the markets experienced in 2018, we believe that this approach to equity investing can help protect on the downside, as well as potentially identify opportunities that might be overlooked by the overall equity market.  As an example of the implementation of this approach, from the early 2018 stock market low for the S&P 500 Index on February 8, 2018 until the end of June, we noticed that the spread for the Barclays Investment Grade Index widened by a total of 36 bps to 124 bps, despite a +5.2% rally in the S&P 500 Index during this period.  We took this opportunity to reduce risk by reducing the position sizes in the Fund’s portfolio holdings and increase the credit quality of the companies in which we were investing.  As we saw investment grade and high yield spreads widen again in September and October, we sought to further reduce risk in the Fund to become even more defensive in nature.

Our Approach to Both Investment Strategies

     The construction of the high yield strategy continues to be highlighted by securities that we believe have the ability to weather negative headlines and heightened market volatility, while benefitting from company-specific balance sheet and credit improvement.  We will maintain our discipline of seeking to minimize volatility, to the extent possible, by generally avoiding securities that appear to have equity-like characteristics, as well as by focusing on sectors we consider to be relatively stable and higher-quality in nature due to greater predictability of revenues and stability in cash flow generation.  We continue to believe this approach is warranted and believe maintaining a relatively low duration and shorter maturity profile, is prudent in the current environment.  Maintaining a short maturity profile should, in our view, not only allow the securities held within the portfolio to better withstand an increase in market volatility and/or rising Treasury yields, but it should also increase the potential that holdings will be redeemed by the company through a call, tender, or maturity. As cash is created by these actions, it allows us the ability to assess the opportunities present in the high yield market at that time.  In instances where we have not participated in new bond issuance because we believed it carried excessive interest rate risk or did not adequately compensate for investment risk, we may have an opportunity to deploy cash at more attractive prices and yields if rising Treasury yields or increased market volatility create such opportunities. While we continuously search for attractive investment options, we believe a strict adherence to our rigid investment philosophy, extensive research process, and discipline in choosing investments for our high yield strategy will remain essential as we enter 2019.  Considering numerous uncertainties the capital markets will have to contend with over the foreseeable future, we believe it is important to not become complacent in the current investing environment.  As such, we seek to constantly monitor economic data and commentary from companies across various industries, as well as commentary from the Federal Reserve and out of Capitol Hill that may shed light on future investment opportunities or potential investment pitfalls.

5 | Aquila Funds Trust

     The construction of the equity strategy continues to focus on companies using debt/ leverage prudently to grow free cash flow in an attempt to propel future equity value.  We intend to continue to use our knowledge and understanding of the high yield market to decipher the equity investment landscape and the prospects for individual company stock. We believe that our focus on understanding bond covenants and credit metrics provides a very distinct advantage to our research and stock selection.  Frequently, high yield companies may have a maximum leverage ratio, minimum interest coverage ratio and/ or restrictions on the amount of stock the company can repurchase or dividends they can pay out.  These covenants generally influence corporate decisions and can change as the creditworthiness and financial strength of a company improves, which could potentially lead to the occurrence of corporate actions perceived to be favorable to equity holders.  We continue to emphasize important debt covenants and key credit metrics in our research when considering stock selection.  In our opinion, the understanding of these bond covenant issues is not always the primary focus of many equity analysts.  As a result, we believe our credit-oriented research process for finding improving high yield bond stories leads us to these types of improving equity stories, making this a distinctive equity strategy.

     In conclusion, we intend to balance potential risks to the economy and the capital markets with opportunities presented within high yield bonds and equities to construct strategies that we believe will have compelling risk/return profiles throughout various economic/market cycles and periods of potential market volatility.  With the potential for fiscal policies to bolster economic growth, and for monetary policy to create volatility across fixed-income and equity asset classes, we plan to continue to utilize a top-down and bottom-up approach when constructing our strategies.

     Thank you for your continued support and investment.

     Mutual fund investing involves risk and loss of principal is possible. The market value of each Fund’s securities may go up or down due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. In the past several years, financial markets have experienced increased volativity, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

     Money market instruments or short-term debt securities held by a Fund for cash management or defensive purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

6 | Aquila Funds Trust

Aquila Three Peaks High Income Fund

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The Fund’s portfolio will typically include a high proportion, perhaps 100%, of high-yield / high-risk securities rated below investment grade and sometimes called “junk bonds”. In the event of a real or perceived decline in credit quality of an issuer, borrower, counterparty, or collateral, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. When interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Aquila Three Peaks Opportunity Growth Fund

The market prices of the Fund’s securities will be impacted by the risks associated with the financial condition and profitability of the underlying company, or by a default or downgrade of an issuer, obligor or counterparty to a financial contract with the Fund.

Small and mid-sized companies are comparatively less well known and may have less trading in their shares than larger companies, may be more sensitive to changes in earnings results and investor expectations, may have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Sub-Adviser thinks appropriate, and offer greater potential for gain and loss.

The Fund has exposure to highly leveraged companies. Leverage can magnify equity performance in both positive and negative stock markets.

The Fund may invest in junk bonds, the risks of which are detailed above in connection with Aquila Three Peaks High Income Fund.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the historical or future performance of either Fund are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purpose.

7 | Aquila Funds Trust

PERFORMANCE REPORTS

Aquila Three Peaks High Income Fund

     The graph below illustrates the value of $10,000 invested in the Class Y shares of Aquila Three Peaks High Income Fund (the "Fund") for the 10-year period ended December 31, 2018 as compared with the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged (the “High Yield Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the High Yield Index does not include any operating expenses nor sales charges.

	Average Annual Total Return
	for periods ended December 31, 2018
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 6/01/06
With Maximum Sales Charge	(5.28)%	2.15%	6.14%	4.08%
Without Sales Charge	(1.29)	2.98	6.57	4.42
Class C since 6/08/06
With CDSC*	(3.03)	2.16	5.72	3.59
Without CDSC	(2.08)	2.16	5.72	3.59
Class I since 6/29/06
No Sales Charge	(1.35)	2.88	6.52	4.46
Class Y since 6/01/06
No Sales Charge	(1.09)	3.19	6.80	4.64
Bloomberg Barclays US Corporate
High Yield Total Return Index
Value Unhedged	(2.08)	3.83	11.12	6.97	(Class A & Y)
				6.98	(Class C)
				7.08	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

8 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

     The graph below illustrates the value of $10,000 invested in the Class Y Shares of Aquila Three Peaks Opportunity Growth Fund (the “Fund”) for the 10-year period ended December 31, 2018 as compared with a hypothetical similar-size investment in the Russell 3000 Stock Index (the “Index”) over the same period. It should be noted that the Fund’s universe of companies was primarily within the eight-state Rocky Mountain region until October 15, 2010 when the orientation of the Fund was changed to investing primarily in the equity securities of companies located throughout the United States and the comparative index was changed. Furthermore, the Fund was originally managed to provide capital appreciation and was then reoriented to a growth at a reasonable price style as of July, 1999.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include any operating expenses nor sales charges but does reflect reinvestment of dividends, if any. It should also be noted that while the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 3,000 equity securities, mostly of companies having relatively small capitalization, the Fund’s investment portfolio consisted from inception through 10/15/10 of a significantly lesser number of equity securities primarily of companies domiciled in the eight-state Rocky Mountain region of our country.

     Prior to October 15, 2010, the market prices and behavior of the individual securities in the Fund’s investment portfolio could have been affected by local and regional factors which might have resulted in variances from the market action of the securities in the Index. Furthermore, the difference in the performance of the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index. These returns represent results under the Fund’s prior investment strategies and various portfolio managers in effect from inception in 1994 through October 14, 2010, under the name, “Aquila Rocky Mountain Equity Fund.” They should not be considered predictive or representative of results the Fund may experience under its current strategy and investment sub-adviser.

9 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

PERFORMANCE REPORT (continued)

	Average Annual Total Return
	for periods ended December 31, 2018
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A (comenced operations on
7/22/94)
With Maximum Sales Charge	(15.10)%	4.75%	12.08%	7.52%
Without Sales Charge	(11.35)	5.67	12.56	7.72
Class C (comenced operations on
5/01/96)
With CDSC**	(12.71)	4.91	11.75	6.39
Without CDSC	(11.96)	4.91	11.75	6.39
Class I (comenced operations on
12/01/05)
No Sales Charge	(11.33)	5.81	12.84	5.95
Class Y (comenced operations on
5/01/96)
No Sales Charge	(11.09)	5.98	12.89	7.42
Russell 3000 Stock Index(1)	(5.24)	7.91	13.18	N/A*	(Class A)
				8.15	(Class C & Y)
				7.68	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

(1) The Fund’s index since October 15, 2010.

*	Index commenced on 1/01/95.

**	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

10 | Aquila Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Funds Trust and the

Shareholders of Aquila Three Peaks High Income Fund and

Aquila Three Peaks Opportunity Growth Fund

Opinion on the Financial Statements

     We have audited the accompanying statement of assets and liabilities of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (the “Funds”), each a series of Aquila Funds Trust (the “Trust”), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

     These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2005.

     We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

     Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2019

11 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Principal
Amount	Corporate Bonds (96.9%)	Value

	Communication Services (17.8%)
	Advertising Services (0.6%)
	Lamar Media Corp.
$950,000	5.000%, 05/01/23	$945,250

	Broadcast Services/Program (0.6%)
	Nexstar Broadcasting, Inc.
900,000	5.875%, 11/15/22	897,750

	Cable/Satellite TV (3.8%)
	CCO Holdings LLC
2,425,000	5.250%, 03/15/21	2,426,516
1,400,000	5.250%, 09/30/22	1,387,750
1,425,000	5.750%, 01/15/24	1,410,750

	Midcontinent Communications & Finance
900,000	6.875%, 08/15/23 144A	922,500
		6,147,516

	Cellular Telecom (2.9%)
	Sprint Capital Corp.
1,425,000	6.900%, 05/01/19	1,432,125

	Sprint Communications, Inc.
700,000	7.000%, 08/15/20	716,660

	T-Mobile USA, Inc.
1,450,000	6.000%, 03/01/23	1,456,859
1,000,000	6.000%, 04/15/24	1,000,000
		4,605,644

	Internet Connectivity Services (2.1%)
	Zayo Group LLC
3,625,000	6.000%, 04/01/23	3,435,086

12 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Principal
Amount	Corporate Bonds (continued)	Value

	Communication Services (continued)
	Internet Content - Entertainment (1.4%)
	Netflix, Inc.
$1,150,000	5.375%, 02/01/21	$1,164,375
1,000,000	5.500%, 02/15/22	1,008,750
		2,173,125

	Radio (0.4%)
	Sirius XM Radio, Inc.
700,000	3.875%, 08/01/22 144A	665,000

	Satellite Telecom (1.0%)
	Hughes Satellite Systems Corp.
1,625,000	7.625%, 06/15/21	1,685,938

	Telephone - Integrated (2.5%)
	Level 3 Financing, Inc.
3,000,000	6.125%, 01/15/21	3,000,000
1,075,000	5.375%, 08/15/22	1,054,016
		4,054,016

	Television (1.0%)
	AMC Networks, Inc.
750,000	4.750%, 12/15/22	733,125

	Tribune Media Co.
900,000	5.875%, 7/15/22	904,500
		1,637,625

	Theaters (1.5%)
	Live Nation Entertainment, Inc.
2,450,000	5.375%, 06/15/22 144A	2,431,625
	Total Communication Services	28,678,575

13 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Principal
Amount	Corporate Bonds (continued)	Value

	Consumer Discretionary (15.5%)
	Casino Hotels (3.4%)
	Boyd Gaming Corp.
$3,000,000	6.875%, 05/15/23	$3,030,000

	MGM Resorts International
1,450,000	6.750%, 10/01/20	1,489,875
1,000,000	6.625%, 12/15/21	1,025,000
		5,544,875

	Casino Services (2.9%)
	Eldorado Resorts, Inc.
4,500,000	7.000%, 08/01/23	4,623,750

	Cruise Lines (1.4%)
	NCL Corp. Ltd.
2,350,000	4.750%, 12/15/21 144A	2,332,375

	Food - Catering (0.9%)
	Aramark Corp.
1,425,000	5.125%, 01/15/24	1,410,750

	Funeral Service & Related Items (2.9%)
	Service Corp. International
3,875,000	5.375%, 01/15/22	3,884,688
750,000	5.375%, 05/15/24	742,500
		4,627,188

	Hotels & Motels (0.6%)
	Wyndham Destinations, Inc.
950,000	5.625%, 03/01/21	945,250

14 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Principal
Amount	Corporate Bonds (continued)	Value

	Consumer Discretionary (continued)
	Resorts/Theme Parks (0.7%)
	Cedar Fair LP
$1,100,000	5.375%, 06/01/24	$1,075,250

	Security Services (0.6%)
	Prime Security Services Borrower, LLC
1,000,000	9.250%, 05/15/23 144A	1,031,250

	Theaters (2.1%)
	Cinemark Holdings, Inc.
2,800,000	5.125%, 12/15/22	2,758,000
575,000	4.875%, 06/01/23	552,000
		3,310,000
	Total Consumer Discretionary	24,900,688

	Consumer Staples (4.4%)
	Consumer Products - Miscellaneous (2.9%)
	Central Garden & Pet Co.
2,100,000	6.125%, 11/15/23	2,094,750

	Spectrum Brands Holdings, Inc.
2,500,000	7.750%, 01/15/22	2,531,250
		4,626,000

	Food - Retail (1.5%)
	Ingles Markets, Inc.
2,500,000	5.750%, 06/15/23	2,468,750
	Total Consumer Staples.	7,094,750

15 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Principal
Amount	Corporate Bonds (continued)	Value

	Energy (7.2%)
	Gas - Distribution (0.4%)
	NGL Energy Partners LP
$700,000	5.125%, 07/15/19	$694,750

	Midstream Oil & Gas (2.1%)
	Energy Transfer Equity, LP
2,525,000	7.500%, 10/15/20	2,626,000

	Targa Resources Partners LP
750,000	4.125%, 11/15/19	743,438
		3,369,438

	Oil Company - Exploration & Production (2.5%)
	Antero Resources Corp.
1,400,000	5.375%, 11/01/21	1,351,000

	Continental Resources, Inc.
2,625,000	5.000%, 09/15/22	2,606,375
		3,957,375

	Oil Refining & Marketing (2.2%)
	Murphy Oil USA, Inc.
1,675,000	6.000%, 08/15/23	1,683,375

	PBF Holding Co. LLC
1,875,000	7.000%, 11/15/23	1,790,625
		3,474,000
	Total Energy	11,495,563

16 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Principal
Amount	Corporate Bonds (continued)	Value

	Financials (15.0%)
	Finance - Other Services (0.6%)
	VFH Parent LLC
$1,000,000	6.750%, 06/15/22 144A	$971,970

	Financial Guarantee Insurance (0.4%)
	MGIC Investment Corp.
725,000	5.750%, 08/15/23	721,375

	REITS - Diversified (6.0%)
	CoreCivic, Inc.
625,000	5.000%, 10/15/22	598,437

	Equinix, Inc.
1,175,000	5.375%, 01/01/22	1,183,812
2,525,000	5.375%, 04/01/23	2,512,375

	Geo Group, Inc.
900,000	5.875%, 01/15/22	876,420

	GLP Capital LP
1,650,000	4.875%, 11/01/20	1,664,025

	iStar, Inc.
464,000	5.000%, 07/01/19	462,550

	SBA Communications Corp.
1,600,000	4.875%, 07/15/22	1,572,000

	VICI Properties 1 LLC/VICI FC, Inc.
725,000	8.000%, 10/15/23	779,375
		9,648,994

17 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Principal
Amount	Corporate Bonds (continued)	Value

	Financials (continued)
	REITS - Healthcare (1.4%)
	MPT Operating Partnership LP
$2,200,000	6.375%, 03/01/24	$2,255,000

	REITS - Hotels (4.7%)
	Ryman Hospitality Properties
3,550,000	5.000%, 04/15/21	3,523,375
4,125,000	5.000%, 04/15/23	4,021,875
		7,545,250

	REITS - Storage (1.9%)
	Iron Mountain, Inc.
2,975,000	6.000%, 08/15/23	3,012,188
	Total Financials	24,154,777

	Healthcare (11.9%)
	Dialysis Centers (0.9%)
	DaVita, Inc.
1,450,000	5.750%, 08/15/22	1,442,750

	Medical Equipment (0.6%)
	Teleflex, Inc.
950,000	5.250%, 06/15/24	945,250

	Medical Products (1.2%)
	Hill-Rom Holdings, Inc.
2,000,000	5.750%, 09/01/23 144A	2,000,000

	Medical - HMO (3.8%)
	Centene Corp.
4,250,000	5.625%, 02/15/21	4,260,625
900,000	6.125%, 02/15/24	921,375

	Molina Healthcare, Inc.
900,000	5.375%, 11/15/22	868,500
		6,050,500

18 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Principal
Amount	Corporate Bonds (continued)	Value

	Healthcare (continued)
	Medical - Hospitals (4.0%)
	HCA Holdings, Inc.
$1,000,000	4.250%, 10/15/19	$997,500
2,175,000	6.500%, 02/15/20	2,229,375
2,125,000	6.250%, 02/15/21	2,172,812
950,000	7.500%, 02/15/22	1,009,375
		6,409,062

	Physical Therapy/Rehabilitation Centers (1.4%)
	Encompass Health Corp.
1,375,000	5.125%, 03/15/23	1,347,500
1,000,000	5.750%, 11/01/24	990,000
		2,337,500
	Total Healthcare	19,185,062

	Industrials (9.3%)
	Aerospace/Defense - Equipment (3.3%)
	Moog, Inc.
675,000	5.250%, 12/01/22 144A	669,938

	TransDigm, Inc.
1,500,000	5.500%, 10/15/20	1,488,750
3,250,000	6.000%, 07/15/22	3,201,250
		5,359,938

	Building - Heavy Construction (0.8%)
	MasTec, Inc.
1,350,000	4.875%, 03/15/23	1,309,500

	Diversified Manufacturing Operations (1.1%)
	Actuant Corp.
1,750,000	5.625%, 06/15/22	1,728,125

19 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Principal
Amount	Corporate Bonds (continued)	Value

	Industrials (continued)
	Electric Products - Miscellaneous (1.4%)
	WESCO Distribution, Inc.
$2,350,000	5.375%, 12/15/21	$2,320,625

	Engineering/R&D Services (0.4%)
	Engility Corp.
600,000	8.875%, 09/01/24	640,500

	Rental Auto/Equipment (0.5%)
	Herc Rentals, Inc.
750,000	7.500%, 06/01/22 144A	778,125

	Rubber/Plastic Products (0.5%)
	Gates Global LLC
850,000	6.000%, 07/15/22 144A	833,000

	Security Services (0.5%)
	ADT Corp.
825,000	4.125%, 06/15/23	754,875

	Transportation - Truck (0.8%)
	XPO Logistics, Inc.
1,300,000	6.500%, 06/15/22 144A	1,288,625
	Total Industrials	15,013,313

	Information Technology (7.1%)
	Computer Services (1.4%)
	GCI LLC
2,325,000	6.750%, 06/01/21	2,333,207

	Computers (1.3%)
	Dell International LLC/EMC Corp.
2,000,000	7.125%, 06/15/24 144A	2,035,000

20 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Principal
Amount	Corporate Bonds (continued)	Value

	Information Technology (continued)
	Data Processing/Management (1.0%)
	First Data Corp.
$1,150,000	5.375%, 08/15/23 144A	$1,129,875
550,000	5.750%, 01/15/24 144A	536,250
		1,666,125

	Electronic Components - Semiconductors (1.2%)
	Amkor Technology, Inc.
2,000,000	6.375%, 10/01/22	2,005,600

	Office Automation & Equipment (0.9%)
	CDW Corp.
1,425,000	5.000%, 09/01/23	1,400,062

	Travel Services (0.8%)
	Sabre GLBL, Inc.
1,225,000	5.375%, 04/15/23 144A	1,218,875

	Web Hosting/Design (0.5%)
	VeriSign, Inc.
750,000	4.625%, 05/01/23	738,750
	Total Information Technology	11,397,619

	Materials (6.0%)
	Containers - Metal/Glass (2.8%)
	Ball Corp.
1,650,000	4.375%, 12/15/20	1,656,187
750,000	5.000%, 03/15/22	753,750

	Crown Americas LLC/Crown Americas Capital Corp. IV
625,000	4.500%, 01/15/23	610,156

	Silgan Holdings, Inc.
1,450,000	5.500%, 02/01/22	1,450,000
		4,470,093

21 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Principal
Amount	Corporate Bonds (continued)		Value

	Materials (continued)
	Containers - Paper/Plastic (1.9%)
	Berry Global, Inc.
$1,225,000	5.500%, 05/15/22		$1,218,875
900,000	5.125%, 07/15/23		890,145

	Graphic Packaging International LLC
1,000,000	4.875%, 11/15/22		985,000
			3,094,020

	Garden Products (1.3%)
	Scotts Miracle-Gro Co.
2,000,000	6.000%, 10/15/23		1,990,000
	Total Materials		9,554,113

	Utilities (2.7%)
	Independent Power Producers (2.7%)
	NRG Energy, Inc.
825,000	6.250%, 05/01/24		837,375

	Vistra Energy Corp.
2,650,000	7.375%, 11/01/22		2,736,125
825,000	5.875%, 06/01/23		825,000
	Total Utilities		4,398,500
	Total Corporate Bonds (cost $160,135,063)		155,872,960

Shares	Short-Term Investment (2.8%)

	Dreyfus Treasury & Agency Cash Management -
4,486,988	Institutional Shares, 2.32%* (cost $4,486,988)		4,486,988

	Total Investments (cost $164,622,051- note 4)	99.7%	160,359,948
	Other assets less liabilities	0.3	452,129
	Net Assets	100.0%	$160,812,077

22 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Portfolio	Percent of	Portfolio	Percent of
Distribution (unaudited)	Common Stocks	Distribution (unaudited)	Common Stocks
Advertising Services	0.6%	Independent Power Producers	2.8%
Aerospace/Defense - Equipment	3.4	Internet Connectivity Services	2.2
Broadcast Services/Program	0.6	Internet Content - Entertainment	1.4
Building - Heavy Construction	0.8	Medical - HMO	3.9
Cable/Satellite TV	3.9	Medical - Hospitals	4.1
Casino Hotels	3.6	Medical Equipment	0.6
Casino Services	3.0	Medical Products	1.3
Cellular Telecom	3.0	Midstream Oil & Gas	2.2
Computer Services	1.5	Office Automation & Equipment	0.9
Computers	1.3	Oil Company - Exploration & Production	2.5
Consumer Products - Miscellaneous	3.0	Oil Refining & Marketing	2.2
Containers - Metal/Glass	2.9	Physical Therapy/Rehabilitation Centers	1.5
Containers - Paper/Plastic	2.0	Radio	0.4
Cruise Lines	1.5	REITS - Diversified	6.2
Data Processing/Management	1.1	REITS - Healthcare	1.4
Dialysis Centers	0.9	REITS - Hotels	4.8
Diversified Manufacturing Operations	1.1	REITS - Storage	1.9
Electric Products - Miscellaneous	1.5	Rental Auto/Equipment	0.5
Electronic Components - Semiconductors	1.3	Resorts/Theme Parks	0.7
Engineering/R&D Services	0.4	Rubber/Plastic Products	0.5
Finance - Other Services	0.6	Satellite Telecom	1.1
Financial Guarantee Insurance	0.5	Security Services	1.1
Food - Catering	0.9	Telephone - Integrated	2.6
Food - Retail	1.6	Television	1.1
Funeral Service & Related Items	3.0	Theaters	3.7
Garden Products	1.3	Transportation - Truck	0.8
Gas - Distribution	0.4	Travel Services	0.8
Hotels & Motels	0.6	Web Hosting/Design	0.5
			100.0%

* The rate is an annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

23 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

		Market
Shares	Common Stocks (95.5%)	Value

	Communication Services (4.7%)
	Cable/Satellite TV (1.1%)
11,785	Charter Communications, Inc.+	$3,358,371

	Cellular Telecom (0.8%)
37,632	T-Mobile US, Inc.+	2,393,771

	Professional Sports (0.7%)
7,526	Madison Square Garden Co.+	2,014,710

	Radio (1.4%)
116,972	Liberty SiriusXM Group - C+	4,325,625

	Theaters (0.7%)
41,359	Live Nation Entertainment, Inc.+	2,036,931
	Total Communication Services	14,129,408

	Consumer Discretionary (10.8%)
	Casino Services (0.8%)
69,752	Eldorado Resorts, Inc.+	2,525,720

	Commercial Services (0.8%)
64,023	ServiceMaster Global Holdings, Inc.+	2,352,205

	Food - Catering (0.9%)
90,773	Aramark Corp	2,629,694

	Funeral Service & Related Items (0.9%)
66,635	Service Corp. International	2,682,725

	Hotels & Motels (1.6%)
154,514	Extended Stay America, Inc	2,394,967
32,235	Hilton Worldwide Holdings, Inc	2,314,473
		4,709,440

24 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

		Market
Shares	Common Stocks (continued)	Value

	Consumer Discretionary (continued)
	Racetracks (1.1%)
13,643	Churchill Downs, Inc.	$3,328,073

	Recreational Centers (0.7%)
36,007	Planet Fitness, Inc.+	1,930,695

	Resorts/Theme Parks (1.6%)
45,773	Six Flags Entertainment Corp.	2,546,352
10,810	Vail Resorts, Inc.	2,278,964
		4,825,316

	Retail - Restaurants (0.9%)
11,294	Domino's Pizza, Inc.	2,800,799

	Retail - Vision Service Center (0.7%)
75,596	National Vision Holdings, Inc.+	2,129,539

	Schools (0.8%)
22,193	Bright Horizons Family Solutions, Inc.+	2,473,410
	Total Consumer Discretionary	32,387,616

	Consumer Staples (4.7%)
	Beverages - Non-Alcoholic (0.6%)
120,641	Cott Beverages, Inc.	1,681,736

	Beverages - Wine/Spirits (0.7%)
13,434	Constellation Brands, Inc.	2,160,456

	Distribution/Wholesale (0.8%)
78,476	Performance Food Group Co.+	2,532,420

	Food - Miscellaneous/Diversified (1.2%)
25,244	Lamb Weston Holdings, Inc.	1,856,949
11,328	McCormick & Co., Inc.	1,577,311
		3,434,260

25 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

		Market
Shares	Common Stocks (continued)	Value

	Consumer Staples (continued)
	Food - Retail (0.6%)
67,412	Kroger Co.	$1,853,830

	Food - Wholesale/Distributors (0.8%)
72,059	US Foods Holding Corp.+	2,279,947
	Total Consumer Staples	13,942,649

	Energy (2.8%)
	Midstream Oil & Gas (2.2%)
41,946	Cheniere Energy, Inc.+	2,482,784
47,986	Oneok, Inc.	2,588,845
40,876	Targa Resources Corp.	1,472,353
		6,543,982

	Oil Refining & Marketing (0.6%)
16,266	HollyFrontier Corp.	831,518
17,182	Marathon Petroleum Corp.	1,013,910
		1,845,428
	Total Energy	8,389,410

	Financials (13.5%)
	Decision Support Software (0.9%)
19,380	MSCI, Inc.	2,857,193

	Fiduciary Banks (0.5%)
16,890	Northern Trust Corp.	1,411,835

	Finance - Investment Banker/Broker (2.4%)
60,846	Charles Schwab Corp.	2,526,934
50,612	LPL Financial Holdings, Inc.	3,091,381
30,786	TD Ameritrade Holding Corp.	1,507,283
		7,125,598

26 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

		Market
Shares	Common Stocks (continued)	Value

	Financials (continued)
	Finance - Other Services (0.9%)
31,886	Nasdaq, Inc.	$2,600,941

	Insurance Brokers (0.7%)
80,701	Brown & Brown, Inc.	2,224,120

	Property/Casualty Insurance (1.5%)
13,702	Hanover Insurance Group, Inc.	1,599,983
50,521	Progressive Corp.+	3,047,932
		4,647,915

	Real Estate Management/Service (0.6%)
43,381	CBRE Group, Inc.+	1,736,975

	REITS - Diversified (4.0%)
38,844	Crown Castle International Corp.	4,219,624
83,596	Duke Realty Corp.	2,165,136
9,924	Equinix, Inc.	3,498,805
116,635	VICI Properties, Inc.	2,190,405
		12,073,970

	REITS - Hotels (0.7%)
29,477	Ryman Hospitality Properties	1,965,821

	REITS - Single Tenant (0.8%)
79,857	Store Capital Corp.	2,260,752

	Super-Regional Banks - US (0.5%)
30,049	SunTrust Banks, Inc.	1,515,672
	Total Financials	40,420,792

27 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

		Market
Shares	Common Stocks (continued)	Value

	Healthcare (12.2%)
	Medical Equipment (2.6%)
66,894	Boston Scientific Corp.+	$2,364,034
13,364	Edwards Lifesciences Corp.+	2,046,964
12,571	Teleflex, Inc	3,249,352
		7,660,350

	Medical Laboratories & Testing Services (2.7%)
56,941	Catalent, Inc.+	1,775,420
23,132	Charles River Laboratories International, Inc.+	2,618,080
31,173	IQVIA Holdings, Inc.+	3,621,367
		8,014,867

	Medical Products (1.8%)
38,621	Baxter International, Inc.	2,542,034
32,959	Hill-Rom Holdings, Inc.	2,918,519
		5,460,553

	Medical - Biomedical/Gene (0.9%)
11,764	Bio-Rad Laboratories, Inc.+	2,731,836

	Medical - Drugs (0.9%)
32,979	Zoetis, Inc.	2,821,024

	Medical - HMO (1.0%)
12,770	Centene Corp.+	1,472,381
6,950	WellCare Health Plans, Inc.+	1,640,825
		3,113,206

	Medical - Hospitals (0.8%)
18,386	HCA Healthcare, Inc.	2,288,138

	Physical Therapy/Rehabilitation Centers (0.7%)
34,177	Encompass Health Corp.	2,108,721

28 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

		Market
Shares	Common Stocks (continued)	Value

	Healthcare (continued)
	Respiratory Products (0.8%)
20,040	ResMed, Inc.	$2,281,955
	Total Healthcare	36,480,650

	Industrials (18.1%)
	Advanced Materials/Products (0.7%)
37,369	Hexcel Corp.	2,142,738

	Aerospace/Defense - Equipment (3.4%)
20,678	Harris Corp.	2,784,293
10,673	Raytheon Co.	1,636,705
10,605	Teledyne Technologies, Inc.+	2,195,977
10,611	TransDigm Group, Inc.+	3,608,377
		10,225,352

	Commercial Services (1.4%)
12,188	Cintas Corp.	2,047,462
6,498	CoStar Group, Inc.+	2,192,035
		4,239,497

	Commercial Services - Finance (3.1%)
102,071	IHS Markit Ltd.+	4,896,346
77,320	TransUnion	4,391,776
		9,288,122

	Consulting Services (0.9%)
24,167	Verisk Analytics, Inc.+	2,635,170

	Distribution/Wholesale (3.6%)
49,111	Copart, Inc.+	2,346,524
58,581	HD Supply Holdings, Inc.+	2,197,959
80,948	KAR Auction Services, Inc.	3,862,839
8,586	WW Grainger, Inc.	2,424,343
		10,831,665

29 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

		Market
Shares	Common Stocks (continued)	Value

	Industrials (continued)
	Electronic Measurement Instruments (0.7%)
32,825	Fortive Corp.	$2,220,939

	Machinery - General Industry (1.0%)
10,658	Roper Technologies, Inc.	2,840,570

	Transport - Rail (0.5%)
10,897	Norfolk Southern Corp.	1,629,537

	Waste Management (2.8%)
63,390	Republic Services, Inc.	4,569,785
49,636	Waste Connections, Inc.	3,685,473
		8,255,258
	Total Industrials	54,308,848

	Information Technology (21.3%)
	Applications Software (1.7%)
13,081	Intuit, Inc.	2,574,995
30,908	PTC, Inc.+	2,562,273
		5,137,268

	Commercial Services - Finance (3.0%)
44,263	Global Payments, Inc.	4,564,843
19,256	Total System Services, Inc.	1,565,320
36,320	Worldpay, Inc.+	2,775,938
		8,906,101

	Computer Data Security (0.9%)
37,779	Fortinet, Inc.+	2,660,775

	Computer Software (2.2%)
29,107	Citrix Systems, Inc.	2,982,303
80,928	SS&C Technologies Holdings, Inc.	3,650,662
		6,632,965

30 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

		Market
Shares	Common Stocks (continued)	Value

	Information Technology (continued)
	Computers (0.4%)
21,904	Dell Technologies, Inc.+	$1,070,441

	Consulting Services (1.7%)
62,996	Booz Allen Hamilton Holding Corp.	2,839,230
18,370	Gartner, Inc.+	2,348,421
		5,187,651

	Data Processing/Management (4.1%)
23,553	Broadridge Financial Solutions, Inc.	2,266,976
52,280	Fidelity National Information Services, Inc.	5,361,314
86,793	First Data Corp.+	1,467,670
42,831	Fiserv, Inc.+	3,147,650
		12,243,610

	Electronic Measurement Instruments (1.4%)
43,404	FLIR Systems, Inc.	1,889,810
36,360	Keysight Technologies, Inc.+	2,257,229
		4,147,039

	Internet Security (0.8%)
12,879	Palo Alto Networks, Inc.+	2,425,760

	Office Automation & Equipment (2.3%)
66,702	CDW Corp.	5,406,197
10,196	Zebra Technologies Corp.+	1,623,509
		7,029,706

	Travel Services (0.8%)
108,734	Sabre Corp.	2,353,004

	Web Hosting/Design (1.1%)
24,315	GoDaddy, Inc.+	1,595,550
10,869	VeriSign, Inc.+	1,611,764
		3,207,314

31 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

		Market
Shares	Common Stocks (continued)	Value

	Information Technology (continued)
	Wireless Equipment (0.9%)
23,698	Motorola Solutions, Inc.	$2,726,218
	Total Information Technology	63,727,852

	Materials (5.4%)
	Commercial Services (1.0%)
20,209	Ecolab, Inc.	2,977,796

	Containers - Metal/Glass (2.3%)
94,467	Ball Corp.	4,343,593
58,274	Crown Holdings, Inc.+	2,422,450
		6,766,043

	Containers - Paper/Plastic (1.0%)
42,020	Berry Global Group, Inc.+	1,997,211
98,150	Graphic Packaging International, Inc.	1,044,316
		3,041,527

	Miscellaneous Manufacturer (1.1%)
36,783	AptarGroup, Inc.	3,460,177
	Total Materials	16,245,543

	Utilities (2.0%)
	Electric - Integrated (1.2%)
75,843	Xcel Energy, Inc.	3,736,785

	Independent Power Producers (0.8%)
59,089	NRG Energy, Inc.	2,339,924
	Total Utilities	6,076,709
	Total Common Stocks (cost $260,119,888)	286,109,477

32 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

			Market
Shares	Short-Term Investment (4.0%)		Value

	Dreyfus Treasury & Agency Cash Management -
11,857,916	Institutional Shares, 2.32%* (cost $11,857,916)		$11,857,916

	Total Investments (cost $271,977,804 - note 4)	99.5%	297,967,393
	Other assets less liabilities	0.5	1,608,794
	Net Assets	100.0%	$299,576,187

	+ Non-income producing security.

	* The rate is an annualized seven-day yield at period end.

33 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

DECEMBER 31, 2018

Portfolio	Percent of	Portfolio	Percent of
Distribution (unaudited)	Common Stocks	Distribution (unaudited)	Common Stocks
Advanced Materials/Products	0.7%	Medical - Biomedical/Gene	1.0%
Aerospace/Defense - Equipment	3.6	Medical - Drugs	1.0
Applications Software	1.8	Medical - HMO	1.1
Beverages - Non-Alcoholic	0.6	Medical - Hospitals	0.8
Beverages - Wine/Spirits	0.8	Medical Equipment	2.7
Cable/Satellite TV	1.2	Medical Laboratories & Testing Services	2.8
Casino Services	0.9	Medical Products	1.9
Cellular Telecom	0.8	Midstream Oil & Gas	2.3
Commercial Services	3.3	Miscellaneous Manufacturer	1.2
Commercial Services - Finance	6.4	Office Automation & Equipment	2.5
Computer Data Security	0.9	Oil Refining & Marketing	0.6
Computer Software	2.3	Physical Therapy/Rehabilitation Centers	0.7
Computers	0.4	Professional Sports	0.7
Consulting Services	2.7	Property/Casualty Insurance	1.6
Containers - Metal/Glass	2.4	Racetracks	1.2
Containers - Paper/Plastic	1.1	Radio	1.5
Data Processing/Management	4.3	Real Estate Management/Service	0.6
Decision Support Software	1.0	Recreational Centers	0.7
Distribution/Wholesale	4.7	REITS - Diversified	4.2
Electric Integrated	1.3	REITS - Hotels	0.7
Electronic Measurement Instruments	2.2	REITS - Single Tenant	0.8
Fiduciary Banks	0.5	Resorts/Theme Parks	1.7
Finance - Investment Banker/Broker	2.5	Respiratory Products	0.8
Finance - Other Services	0.9	Retail - Restaurants	1.0
Food - Catering	0.9	Retail - Vision Service Center	0.7
Food - Miscellaneous/Diversified	1.2	Schools	0.9
Food - Retail	0.6	Super-Regional Banks - US	0.5
Food - Wholesale/Distributors	0.8	Theaters	0.7
Funeral Service & Related Items	0.9	Transport - Rail	0.6
Hotels & Motels	1.6	Travel Services	0.8
Independent Power Producers	0.8	Waste Management	2.9
Insurance Brokers	0.8	Web Hosting/Design	1.1
Internet Security	0.8	Wireless Equipment	1.0
Machinery - General Industry	1.0		100.0%

See accompanying notes to financial statements.

34 | Aquila Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
	INCOME FUND	GROWTH FUND
ASSETS
Investments at value (cost $164,622,051 and
$271,977,804 respectively)	$160,359,948	$297,967,393
Cash	166	172
Receivable for investment securities sold	—	9,037,679
Receivable for interest and dividends	2,334,382	343,930
Receivable for Fund shares sold	714,980	626,957
Other assets	32,486	46,908
Total assets	163,441,962	308,023,039
LIABILITIES
Payable for Fund shares redeemed	1,528,711	7,996,601
Payable for investment securities purchased	846,799	—
Management fees payable	91,755	243,785
Dividends payable	55,998	—
Distribution and service fees payable	226	—
Accrued expenses	106,396	206,466
Total liabilities	2,629,885	8,446,852
NET ASSETS	$160,812,077	$299,576,187
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$197,836	$72,622
Additional paid-in capital	169,631,902	274,631,197
Total distributable earnings	(9,017,661)	24,872,368
	$160,812,077	$299,576,187
CLASS A
Net Assets	$42,639,925	$75,437,676
Capital shares outstanding	5,248,351	1,847,288
Net asset value and redemption price per share	$8.12	$40.84
Maximum offering price per share (100/96 of $8.12 and
100/95.75 of $40.84, respectively, adjusted to the nearest cent)	$8.46	$42.65
CLASS C
Net Assets	$7,090,588	$40,453,143
Capital shares outstanding	872,837	1,245,234
Net asset value and redemption price per share	$8.12	$32.49
CLASS I
Net Assets	$1,142,412	$6,687,286
Capital shares outstanding	140,629	157,375
Net asset value, offering and redemption price per share	$8.12	$42.49
CLASS Y
Net Assets	$109,939,152	$176,998,082
Capital shares outstanding	13,521,795	4,012,315
Net asset value, offering and redemption price per share	$8.13	$44.11

See accompanying notes to financial statements.

35 | Aquila Funds Trust

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
	INCOME FUND	GROWTH FUND
Investment Income:

Interest income	$9,804,240	$428,810
Dividend income
(net of foreign tax withheld of $22,707)	—	4,052,002
Total investment income	9,804,240	4,480,812

Expenses:

Management fees (note 3)	1,271,445	4,029,067
Distribution and service fees (note 3)	180,636	939,906
Transfer and shareholder servicing agent
fees (note 3)	176,975	610,238
Registration fees and dues	78,200	90,341
Trustees’ fees and expenses	73,705	175,373
Legal fees	69,073	146,527
Fund accounting fees	50,232	79,393
Shareholders’ reports	27,313	72,496
Auditing and tax fees	16,999	26,900
Chief compliance officer services (note 3)	11,114	8,714
Custodian fees	11,059	25,098
Insurance	8,948	25,721
Miscellaneous	40,675	66,915
Total expenses	2,016,374	6,296,689

Net investment income (loss)	7,787,866	(1,815,877)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities
transactions	(4,703,809)	76,860,824
Change in unrealized appreciation (depreciation)
on investments	(5,260,663)	(116,802,001)

Net realized and unrealized gain (loss) on
investments	(9,964,472)	(39,941,177)
Net change in net assets resulting from operations	$(2,176,606)	$(41,757,054)

See accompanying notes to financial statements.

36 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS
Net investment income	$7,787,866	$10,390,565
Net realized gain (loss) from securities
transactions	(4,703,809)	2,073,162
Change in unrealized appreciation (depreciation) on
investments	(5,260,663)	(259,266)
Change in net assets resulting from operations	(2,176,606)	12,204,461

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(1,749,044)	(2,301,437)

Class C Shares	(274,091)	(512,614)

Class I Shares	(49,164)	(70,681)

Class Y Shares	(5,715,538)	(7,737,568)
Change in net assets from distributions	(7,787,837)	(10,622,300)†

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	27,638,451	53,707,905
Reinvested dividends and distributions	6,925,065	9,366,079
Short-term trading redemption fees	—	13,113
Cost of shares redeemed	(83,875,454)	(90,761,044)
Net decrease in net assets from capital share
transactions	(49,311,938)	(27,673,947)
Total decrease in net assets	(59,276,381)	(26,091,786)

NET ASSETS:
Beginning of period	220,088,458	246,180,244
End of period	$160,812,077	$220,088,458 ††

†	Includes distributions to shareholders from net investment income of $10,390,645 and net realized gain on investments of $231,655.
††	Includes accumulated undistributed net investment income of $777.

See accompanying notes to financial statements.

37 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
OPERATIONS
Net investment income (loss)	$(1,815,877)	$(162,113)
Net realized gain (loss) from securities
transactions	76,860,824	23,481,241
Change in unrealized appreciation (depreciation) on
investments	(116,802,001)	71,073,351
Change in net assets resulting from operations	(41,757,054)	94,392,479

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(10,313,139)	(5,315,931)

Class C Shares	(7,274,877)	(4,472,375)

Class I Shares	(1,173,304)	(2,003,145)

Class Y Shares	(24,955,990)	(17,923,011)
Change in net assets from distributions	(43,717,310)	(29,714,462)†

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	65,881,352	165,436,287
Reinvested dividends and distributions	34,756,912	23,570,341
Short-term trading redemption fees	—	28,436
Cost of shares redeemed	(316,745,781)	(276,325,575)
Net decrease in net assets from capital share
transactions	(216,107,517)	(87,290,511)
Total decrease in net assets	(301,581,881)	(22,612,494)

NET ASSETS:
Beginning of period	601,158,068	623,770,562
End of period	$299,576,187	$601,158,068

†	All distributions to shareholders from earnings consisted of net realized gains.

See accompanying notes to financial statements.

38 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

1. Organization

     Aquila Funds Trust (the "Trust"), a Massachusetts business trust, is comprised of two series: Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (each, a “Fund”). Each Fund is an open-end diversified investment company. Aquila Three Peaks High Income Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Aquila Three Peaks Opportunity Growth Fund seeks capital appreciation whereby it invests primarily in the equity securities of companies located throughout the United States.

     Both Funds are authorized to issue an unlimited number of shares and offer four classes of shares: Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Effective April 3, 2017, each Fund registered Class F Shares and Class T Shares. As of December 31, 2018, there were no Class F or Class T Shares outstanding.

     All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. All other securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. With respect to Aquila Three Peaks High Income Fund, in the case of securities for which market quotations are readily available, securities are valued at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

39 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

b)	Fair value measurements: Both Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the respective Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the respective Fund’s net assets as of December 31, 2018:

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
Valuation Inputs	INCOME FUND	GROWTH FUND
	Investments in Securities*
Level 1 – Quoted Prices – Common Stocks and
Short-Term Investments	$4,486,988	$297,967,393
Level 2 – Other Significant Observable Inputs	155,872,960	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$160,359,948	$297,967,393

* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, events and transactions have been evaluated for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

40 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

e)	Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax position for each of the open tax years (2015-2017) or expected to be taken in the Funds' 2018 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2018, Aquila Three Peaks Opportunity Growth Fund increased paid-in capital by $22,583,133 and decreased distibutable earnings by $22,583,133. These reclassifications had no effect on net assets or net asset value per share.

i)	Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services-Investment Companies".

j)	New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

41 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for each Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of each Fund has been delegated to a Sub-Adviser as described below. Under each Advisory and Administrative Agreement, the Manager provides all administrative services to the respective Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the offices of the Funds and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Funds such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor.

     For its services to Aquila Three Peaks High Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund’s net assets. The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on the net assets of the fund up to $400,000,000 and 0.60 of 1% of the Fund's net assets above $400,000,000 through April 30, 2020. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

     For its services to Aquila Three Peaks Opportunity Growth Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90% on the Fund’s net assets up to $100 million, 0.85% on such assets above $100 million up to $250 million, and 0.80% on assets above $250 million.

     Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for both Funds under Sub-Advisory Agreements between the Manager and the Sub-Adviser. Under the agreements, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Funds, the investment programs of the Funds and the composition of their portfolios and arranges for the purchases and sales of portfolio securities. For its services with respect to Aquila Three Peaks High Income Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of close of business each day at the annual rate of 0.45% on the first $100 million net assets, 0.40% on the next $150 million of the net assets and 0.35% on the net assets above $250 million. For its services with respect to Aquila Three Peaks Opportunity Growth Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets up to $100 million, 0.45% on such assets above $100 million up to $250 million, and 0.40% on assets above $250 million.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Funds for Chief Compliance Officer related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds' Prospectus and Statement of Additional Information.

42 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

b) Distribution and Service Fees:

     The Funds have adopted Distribution Plans (each a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plans, with respect to Class A Shares, the Funds are authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the respective Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

     For the year ended December 31, 2018, these payments were as follows:

	Annual		Amount
	Distribution Fee	Distribution Fees	Retained by
	Rate on Class A	on Class A	Distributor
Aquila Three Peaks High Income Fund	0.20%	$90,303	$3,272

Aquila Three Peaks Opportunity Growth Fund	0.30%	$293,246	$8,968

     Under another part of the Plan, the Funds are authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the respective Fund’s average net assets represented by Class C Shares. In addition, under a Shareholder Services Plan, the Funds are authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the respective Fund’s average net assets represented by Class C Shares.

     For the year ended December 31, 2018, these payments were as follows:

	Qualified	Shareholder	Amount
	Recipients Fees	Services Fee	Retained by
	on Class C	on Class C	Distributor
Aquila Three Peaks High Income Fund	$66,692	$22,231	$22,393

Aquila Three Peaks Opportunity Growth Fund	$461,755	$153,918	$152,241

     Under another part of the Plan, the Funds are authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the respective Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Funds have a Shareholder Services Plan under which each Fund may pay service fees of not more than 0.25% of the average annual net assets of the respective Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets.

     With respect to Aquila Three Peaks High Income Fund, for the year ended December 31, 2018, these payments were made at the average annual rate of 0.36% (0.11% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $4,642 of which $1,410 related to the Plan and $3,232 related to the Shareholder Services Plan.

43 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

     With respect to Aquila Three Peaks Opportunity Growth Fund, for the year ended December 31, 2018, these payments were made at the average annual rate of 0.38% (0.13% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $90,412 of which $30,987 related to the Plan and $59,425 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Funds' Prospectus and Statement of Additional Information.

     Under Distribution Agreements, the Distributor serves as the exclusive distributor of the Funds' shares. Through agreements between the Distributor and various broker-dealers or other financial intermediaries (such as a bank or financial advisor) (collectively “intermediaries”), Fund shares are sold primarily through the facilities of these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the year ended December 31, 2018, Aquila Three Peaks High Income Fund's total commissions on sales of Class A Shares amounted to $19,982 of which the Distributor received $5,655. For the year ended December 31, 2018, Aquila Three Peaks Opportunity Growth Fund's total commissions on sales of Class A Shares amounted to $146,765 of which the Distributor received $12,786.

c) Transfer and shareholder servicing fees:

     The Fund occasionally compensates financial intermediaries in connection with sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the respective Fund and certain shareholders; and (ii) the payments that the respective Fund would make to another entity to perform the same ongoing services to existing shareholders.

4. Purchases and Sales of Securities

Aquila Three Peaks High Income Fund

     During the year ended December 31, 2018, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $217,551,254 and $263,792,861, respectively.

     At December 31, 2018, the aggregate tax cost for all securities was $164,622,543. At December 31, 2018, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $12,780 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $4,275,375 for a net unrealized depreciation of $4,262,595.

Aquila Three Peaks Opportunity Growth Fund

     During the year ended December 31, 2018, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $560,285,584 and $828,928,955, respectively.

44 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

     At December 31, 2018, the aggregate tax cost for all securities was $273,095,025. At December 31, 2018, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $38,482,183 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $13,609,815 for a net unrealized appreciation of $24,872,368.

5. Portfolio Orientation

     Aquila Three Peaks High Income Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds”. High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

     Aquila Three Peaks Opportunity Growth Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”. The Fund may, from time-to-time, hold as much as 30% of its net assets in fixed-income securities including junk bonds. These bonds generally have a greater credit risk than other types of fixed-income securities.

45 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

6. Capital Share Transactions

a) Transactions in Capital Shares of the Funds were as follows:

Aquila Three Peaks High Income Fund

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	775,852	$6,454,132	1,003,045	$8,594,615
Reinvested dividends and
distributions	174,679	1,451,634	220,634	1,893,914
Cost of shares redeemed	(1,381,924)	(11,500,093)	(1,936,405)	(16,613,716	)(a)
Net Change	(431,393)	(3,594,327)	(712,726)	(6,125,187)
Class C Shares
Proceeds from shares sold	191,808	1,582,850	187,935	1,611,216
Reinvested dividends and
distributions	28,542	237,467	50,227	431,054
Cost of shares redeemed	(719,284)	(5,994,388)	(852,236)	(7,307,157)
Net Change	(498,934)	(4,174,071)	(614,074)	(5,264,887)
Class I Shares
Proceeds from shares sold	28,669	237,577	33,930	291,929
Reinvested dividends and
distributions	5,138	42,709	7,767	66,759
Cost of shares redeemed	(62,963)	(523,099)	(90,558)	(776,871)
Net Change	(29,156)	(242,813)	(48,861)	(418,183)
Class Y Shares
Proceeds from shares sold	2,313,353	19,363,892	5,031,977	43,210,145
Reinvested dividends and
distributions	624,150	5,193,255	810,787	6,974,352
Cost of shares redeemed	(7,926,215)	(65,857,874)	(7,696,261)	(66,050,187	)(b)
Net Change	(4,988,712)	(41,300,727)	(1,853,497)	(15,865,690)
Total transactions in Fund
shares	(5,948,195)	$(49,311,938)	(3,229,158)	$(27,673,947)

(a)	Net of short-term trading redemption fees of $8,197 for the year ended December 31, 2017. (See note 6b)
(b)	Net of short-term trading redemption fees of $4,916 for the year ended December 31, 2017. (See note 6b)

46 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

Aquila Three Peaks Opportunity Growth Fund

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	203,487	$10,587,491	412,115	$20,920,308
Reinvested distributions	207,692	9,136,345	93,724	4,817,439
Cost of shares redeemed	(583,864)	(29,807,272)	(1,363,236)	(70,288,091	)(a)
Net Change	(172,685)	(10,083,436)	(857,397)	(44,550,344)
Class C Shares
Proceeds from shares sold	111,958	4,472,034	227,410	9,613,487
Reinvested distributions	159,348	5,578,791	74,804	3,176,935
Cost of shares redeemed	(717,271)	(29,363,097)	(800,225)	(34,118,032)
Net Change	(445,965)	(19,312,272)	(498,011)	(21,327,610)
Class I Shares
Proceeds from shares sold	67,007	3,651,551	149,326	7,780,422
Reinvested distributions	24,104	1,103,242	25,239	1,342,699
Cost of shares redeemed	(687,987)	(36,584,592)	(390,715)	(20,311,039	)(b)
Net Change	(596,876)	(31,829,799)	(216,150)	(11,187,918)
Class Y Shares
Proceeds from shares sold	857,614	47,170,276	2,346,772	127,122,070
Reinvested distributions	398,622	18,938,534	259,494	14,233,268
Cost of shares redeemed	(4,063,369)	(220,990,820	(2,804,438)	(151,579,977	)(c)
Net Change	(2,807,133)	(154,882,010)	(198,172)	(10,224,639)
Total transactions in Fund
shares	(4,022,659)	$(216,107,517)	(1,769,730)	$(87,290,511)

(a)	Net of short-term trading redemption fees of $2,074 for the year ended December 31, 2017 (See note 6b)
(b)	Net of short-term trading redemption fees of $4,337 for the year ended December 31, 2017. (See note 6b)
(c)	Net of short-term trading redemption fees of $22,025 for the year ended December 31, 2017. (See note 6b)

b)	Short-Term Trading Redemption Fee: The Funds and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, prior to April 3, 2017, the Funds could impose redemption fees of 1.00% and 2.00% (respectively for Aquila Three Peaks High Income and Aquila Three Peaks Opportunity Growth Fund) of the shares’ redemption value on any redemption of Class A Shares on which a sales charge was not imposed or of Class I and Class Y Shares, if the redemption occurred within 90 days of purchase. The fees were paid to the respective Fund and designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retained the fee charged as paid-in capital which became part of the Fund’s daily net asset value (“NAV”) calculation.

47 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

7. Income Tax Information and Distributions

     Aquila Three Peaks High Income Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Aquila Three Peaks Opportunity Growth Fund declares distributions to shareholders from net investment income, if any, and from net realized capital gains, if any, on at least an annual basis. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, or in cash, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

     At December 31, 2018, Aquila Three Peaks High Income Fund had post October capital loss deferrals of $751,518 which will be recognized in 2019. At December 31, 2018, Aquila Three Peaks High Income Fund had capital loss carryover of $3,666,423 which is short-term and $ 337,931 which is long-term where both have no expiration date.

     The tax character of distributions:

	Aquila Three Peaks		Aquila Three Peaks
	High Income Fund		Opportunity Growth Fund
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Ordinary Income	$7,787,837	$10,390,866	$127,785	$5,715,906
Long term capital gain	—	231,434	43,589,525	23,998,556
	$7,787,837	$10,622,300	$43,717,310	$29,714,462

     As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Aquila Three Peaks	Aquila Three Peaks
	High Income Fund	Opportunity Growth Fund
Ordinary Income	$806	$—
Accumulated net realized gain	—	—
Other accumulated losses	(751,518)	—
Capital loss carryover	(4,004,354)	—
Unrealized appreciation
(depreciation)	(4,262,595)	24,872,368
	$(9,017,661)	$24,872,368

     For Aquila Three Peaks Opportunity Growth Fund and Aquila Three Peaks High Income Fund, the difference between book and tax unrealized appreciation was due to wash sales.

48 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)

DECEMBER 31, 2018

8. Securities Traded on a When-Issued Basis

     The Funds may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for the other securities.

9. Credit Facility

     Effective August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds became parties to a $40 million credit agreement, which currently terminates on August 29, 2019 (per the August 29, 2018 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,

b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

     There were no borrowings under the credit agreement for the year ended December 31, 2018.

49 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.55	$8.49	$8.36	$8.38	$8.71
Income (loss) from investment operations:
Net investment income(1)	0.32	0.37	0.30	0.31	0.35
Net gain (loss) on securities
(both realized and unrealized)	(0.43)	0.07	0.13	(0.01)	(0.15)
Total from investment operations	(0.11)	0.44	0.43	0.30	0.20
Less distributions (note 7):
Dividends from net investment income	(0.32)	(0.37)	(0.30)	(0.32)	(0.35)
Distributions from capital gains	—	(0.01)	—	—	(0.18)
Total distributions	(0.32)	(0.38)	(0.30)	(0.32)	(0.53)
Net asset value, end of period	$8.12	$8.55	$8.49	$8.36	$8.38
Total return (not reflecting sales charge)	(1.29)%	5.30%	5.20%	3.58%	2.25%
Ratios/supplemental data
Net assets, end of period (in thousands)	$42,640	$48,552	$54,302	$67,063	$46,691
Ratio of expenses to average net assets	1.14%	1.12%	1.10%	1.14%	1.14%
Ratio of net investment income to
average net assets	3.87%	4.37%	3.54%	3.73%	3.95%
Portfolio turnover rate	118%	156%	153%	120%	115%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.14%	1.12%	1.10%	1.20%	1.29%
Ratio of net investment income to
average net assets	3.87%	4.37%	3.54%	3.66%	3.81%

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.14%	1.12%	1.10%	1.14%	1.14%

__________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements.

50 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.55	$8.50	$8.36	$8.38	$8.71
Income (loss) from investment operations:
Net investment income(1)	0.26	0.31	0.23	0.25	0.28
Net gain (loss) on securities
(both realized and unrealized)	(0.44)	0.05	0.14	(0.02)	(0.15)
Total from investment operations	(0.18)	0.36	0.37	0.23	0.13
Less distributions (note 7):
Dividends from net investment income	(0.25)	(0.30)	(0.23)	(0.25)	(0.28)
Distributions from capital gains	—	(0.01)	—	—	(0.18)
Total distributions	(0.25)	(0.31)	(0.23)	(0.25)	(0.46)
Net asset value, end of period	$8.12	$8.55	$8.50	$8.36	$8.38
Total return (not reflecting CDSC)	(2.08)%	4.34%	4.49%	2.74%	1.44%
Ratios/supplemental data
Net assets, end of period (in thousands)	$7,091	$11,726	$16,871	$17,860	$22,099
Ratio of expenses to average net assets	1.94%	1.92%	1.91%	1.94%	1.94%
Ratio of net investment income to
average net assets	3.08%	3.56%	2.74%	2.96%	3.15%
Portfolio turnover rate	118%	156%	153%	120%	115%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.94%	1.92%	1.91%	2.01%	2.09%
Ratio of net investment income to
average net assets	3.08%	3.56%	2.74%	2.89%	3.01%

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.94%	1.92%	1.91%	1.94%	1.94%

__________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements.

51 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.55	$8.50	$8.36	$8.37	$8.72
Income (loss) from investment operations:
Net investment income(1)	0.32	0.37	0.29	0.31	0.35
Net gain (loss) on securities
(both realized and unrealized)	(0.43)	0.05	0.14	(0.01)	(0.18)
Total from investment operations	(0.11)	0.42	0.43	0.30	0.17
Less distributions (note 7):
Dividends from net investment income	(0.32)	(0.36)	(0.29)	(0.31)	(0.34)
Distributions from capital gains	—	(0.01)	—	—	(0.18)
Total distributions	(0.32)	(0.37)	(0.29)	(0.31)	(0.52)
Net asset value, end of period	$8.12	$8.55	$8.50	$8.36	$8.37
Total return (not reflecting sales charge)	(1.35)%	5.06%	5.24%	3.61%	1.98%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,142	$1,451	$1,857	$1,741	$1,797
Ratio of expenses to average net assets	1.21%	1.22%	1.20%	1.21%	1.13%
Ratio of net investment income to
average net assets	3.80%	4.26%	3.46%	3.70%	4.02%
Portfolio turnover rate	118%	156%	153%	120%	115%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.21%	1.22%	1.20%	1.28%	1.30%
Ratio of net investment income to
average net assets	3.80%	4.26%	3.46%	3.63%	3.86%

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	1.21%	1.22%	1.20%	1.21%	1.13%

__________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements.

52 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.56	$8.50	$8.36	$8.38	$8.72
Income (loss) from investment operations:
Net investment income(1)	0.34	0.39	0.32	0.33	0.36
Net gain (loss) on securities
(both realized and unrealized)	(0.43)	0.07	0.14	(0.02)	(0.16)
Total from investment operations	(0.09)	0.46	0.46	0.31	0.20
Less distributions (note 7):
Dividends from net investment income	(0.34)	(0.39)	(0.32)	(0.33)	(0.36)
Distributions from capital gains	—	(0.01)	—	—	(0.18)
Total distributions	(0.34)	(0.40)	(0.32)	(0.33)	(0.54)
Net asset value, end of period	$8.13	$8.56	$8.50	$8.36	$8.38
Total return (not reflecting sales charge)	(1.09)%	5.51%	5.55%	3.77%	2.34%
Ratios/supplemental data
Net assets, end of period (in thousands)	$109,939	$158,359	$173,150	$102,028	$101,768
Ratio of expenses to average net assets	0.94%	0.92%	0.90%	0.94%	0.94%
Ratio of net investment income to
average net assets	4.08%	4.57%	3.77%	3.95%	4.15%
Portfolio turnover rate	118%	156%	153%	120%	115%

Expense and net investment income ratios without the effect of the contractual or voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	0.94%	0.92%	0.90%	1.01%	1.09%
Ratio of net investment income to
average net assets	4.08%	4.57%	3.77%	3.88%	4.00%

Expense ratios after giving effect to contractual or voluntary waiver of fees were:

Ratio of expenses to average net assets	0.94%	0.92%	0.90%	0.94%	0.94%

__________________

(1) Per share amounts have been calculated using the daily average shares method.

(2) No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements.

53 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A

	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value, beginning of period	$52.38	$47.39	$44.78		$43.69		$38.06
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.24)	(0.06)	(0.11)		(0.31)		(0.21)
Net gain (loss) on securities
(both realized and unrealized)	(5.27)	7.76	2.72		2.17		6.19
Total from investment operations	(5.51)	7.70	2.61		1.86		5.98
Less distributions (note 7):
Dividends from net investment income	—	—	—		—		—
Distributions from capital gains	(6.03)	(2.71)	(0.01)		(0.77)		(0.38)
Total distributions	(6.03)	(2.71)	(0.01)		(0.77)		(0.38)
Paid-in capital from redemption
fees (note 6b)	—	—	0.01		—		0.03
Net asset value, end of period	$40.84	$52.38	$47.39		$44.78		$43.69
Total return (not reflecting sales charges)	(11.35)%	16.35%	5.85	%(2)	4.21	%(2)	15.80%
Ratios/supplemental data
Net assets, end of period (in thousands)	$75,438	$105,809	$136,347		$133,380		$71,306
Ratio of expenses to average net assets	1.41%	1.38%	1.39%		1.53%		1.55%
Ratio of net investment income (loss) to
average net assets	(0.45)%	(0.12)%	(0.24)%		(0.67)%		(0.52)%
Portfolio turnover rate	123%	70%	67%		49%		43%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.41%	1.38%	1.38%		1.41%		1.58%
Ratio of net investment income (loss) to
average net assets	(0.45)%	(0.12)%	(0.22)%		(0.56)%		(0.55)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.41%	1.38%	1.39%		1.53%		1.55%

__________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

54 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C

	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value, beginning of period	$43.26	$39.83	$37.91		$37.37		$32.84
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.50)	(0.34)	(0.35)		(0.54)		(0.43)
Net gain (loss) on securities
(both realized and unrealized)	(4.24)	6.48	2.28		1.85		5.34
Total from investment operations	(4.74)	6.14	1.93		1.31		4.91
Less distributions (note 7):
Dividends from net investment income	—	—	—		—		—
Distributions from capital gains	(6.03)	(2.71)	(0.01)		(0.77)		(0.38)
Total distributions	(6.03)	(2.71)	(0.01)		(0.77)		(0.38)
Net asset value, end of period	$32.49	$43.26	$39.83		$37.91		$37.37
Total return (not reflecting CDSC)	(11.96)%	15.53%	5.09	%(2)	3.45	%(2)	14.96%
Ratios/supplemental data
Net assets, end of period (in thousands)	$40,453	$73,163	$87,187		$64,621		$19,391
Ratio of expenses to average net assets	2.11%	2.08%	2.10%		2.25%		2.25%
Ratio of net investment income (loss) to
average net assets	(1.17)%	(0.81)%	(0.92)%		(1.36)%		(1.22)%
Portfolio turnover rate	123%	70%	67%		49%		43%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	2.11%	2.08%	2.08%		2.10%		2.28%
Ratio of net investment income (loss) to
average net assets	(1.17)%	(0.81)%	(0.91)%		(1.21)%		(1.25)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	2.11%	2.08%	2.10%		2.25%		2.25%

__________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

55 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$54.23	$48.93	$46.19	$44.94	$39.06
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.27)	(0.02)	(0.04)	(0.18)	(0.10)
Net gain (loss) on securities
(both realized and unrealized)	(5.44)	8.02	2.77	2.16	6.27
Total from investment operations	(5.71)	8.00	2.73	1.98	6.17
Less distributions (note 7):
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(6.03)	(2.71)	(0.01)	(0.77)	(0.38)
Total distributions	(6.03)	(2.71)	(0.01)	(0.77)	(0.38)
Paid-in capital from redemption
fees (note 6b)	—	0.01	0.02	0.04	0.09
Net asset value, end of period	$42.49	$54.23	$48.93	$46.19	$44.94
Total return	(11.33)%	16.46%	5.95%	4.45%	16.03%
Ratios/supplemental data
Net assets, end of period (in thousands)	$6,687	$40,900	$47,486	$26,391	$5,170
Ratio of expenses to average net assets	1.35%	1.31%	1.31%	1.32%	1.41%
Ratio of net investment income (loss) to
average net assets	(0.49)%	(0.04)%	(0.0.9)%	(0.38)%	(0.24)%
Portfolio turnover rate	123%	70%	67%	49%	43%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.35%	1.31%	1.31%	1.32%	1.47%
Ratio of net investment income (loss) to
average net assets	(0.49)%	(0.04)%	(0.09)%	(0.38)%	(0.30)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.35%	1.31%	1.31%	1.32%	1.41%

__________________

(1)	Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

56 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y

	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value, beginning of period	$55.91	$50.27	$47.36		$46.03		$39.96
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.10)	0.10	0.04		(0.18)		(0.09)
Net gain (loss) on securities
(both realized and unrealized)	(5.67)	8.25	2.87		2.28		6.52
Total from investment operations	(5.77)	8.35	2.91		2.10		6.43
Less distributions (note 7):
Dividends from net investment income	—	—	—		—		—
Distributions from capital gains	(6.03)	(2.71)	(0.01)		(0.77)		(0.38)
Total distributions	(6.03)	(2.71)	(0.01)		(0.77)		(0.38)
Paid-in capital from redemption
fees (note 6b)	—	—	0.01		—		0.02
Net asset value, end of period	$44.11	$55.91	$50.27		$47.36		$46.03
Total return (not reflecting sales charges)	(11.09)%	16.71%	6.16	%(2)	4.52	%(2)	16.15%
Ratios/supplemental data
Net assets, end of period (in thousands)	$176,998	$381,286	$352,751		$260,012		$87,120
Ratio of expenses to average net assets	1.11%	1.08%	1.10%		1.25%		1.25%
Ratio of net investment income (loss) to
average net assets	(0.18)%	0.18%	0.08%		(0.37)%		(0.20)%
Portfolio turnover rate	123%	70%	67%		49%		43%

Expense and net investment income ratios without the effect of the contractual expense cap or before expense recovery, as applicable, were (note 3):

Ratio of expenses to average net assets	1.11%	1.08%	1.08%		1.10%		1.28%
Ratio of net investment income (loss) to
average net assets	(0.18)%	0.18%	0.10%		(0.23)%		(0.23)%

Expense ratios after giving effect to the contractual expense cap and net of expense recovery were:

Ratio of expenses to average net assets	1.11%	1.08%	1.10%		1.25%		1.25%

__________________

(1)	Per share amounts have been calculated using the daily average shares method.
(2)	During 2016 and 2015, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

See accompanying notes to financial statements.

57 | Aquila Funds Trust

Additional Information (unaudited)

Trustees(1) and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee(4)	During Past 5 Years

Interested
Trustee(5)

Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Glenn P. O’Flherty Granby, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

58 | Aquila Funds Trust

Additional Information (unaudited)

Trustees(1) and Officers

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee(4)	During Past 5 Years

John M. Burlingame Miami, FL (1955)	Trustee of Aquila Funds Trust since 2006	Retired effective October 1, 2017; President, Hyatt Vacation Ownership 2014-2017; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	4	American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Commissioner, Utah State Securities Commission, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016.	7	None

59 | Aquila Funds Trust

Additional Information (unaudited)

Trustees(1) and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Trust and	Principal	Complex	Other Directorships
Address	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee(4)	During Past 5 Years

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Funds Trust since 2019	Director, First Interstate BancSystem, Inc. since May 2017; Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations.	2	MDU Resources Group; Co-Chair, Oregon Growth Board; formerly board member, North Pacific Group (building materials), and Central Oregon Independent Health Services

Russell K. Okata Honolulu, HI (1944)	Trustee of Aquila Funds Trust since 2007	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Past Hawaii Democratic Party National Committeeman (2010-2016); member, Judicial Council of Hawaii; director of various civic and charitable organizations.	5	Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); formerly Trustee and Chair of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 1993-2012

60 | Aquila Funds Trust

__________________

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)	The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal. (4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

61 | Aquila Funds Trust

Positions
Held with
Name,	Fund and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Funds Trust since 2006 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President of Aquila Funds Trust since 2006	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Funds Trust since 2010	Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013	Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013	Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013	Vice President of Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Tax-Free Trust of Oregon since 1998.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Funds Trust since 2013	Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013.

62 | Aquila Funds Trust

Positions
Held with
Name,	Fund and
Address	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano New York, NY (1973)	Assistant Secretary since 2018	Assistant Secretary of all funds in the Aquila Group of Funds since 2018; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998

__________________

(1)	The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)	The term of office of each officer is one year.

(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

63 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

Your Fund’s Expenses (unaudited)

     As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

     The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

     Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
			Expenses(2)		Expenses(2)
	Beginning	Ending(1)	Paid During	Ending	Paid During	Net
	Account	Account	Period	Account	Period	Annualized
Share	Value	Value	7/1/18 –	Value	7/1/18 –	Expense
Class	7/1/18	12/31/18	12/31/18	12/31/18	12/31/18	Ratio
A	$1,000	$1,000.50	$5.80	$1,019.41	$5.85	1.15%
C	$1,000	$ 996.50	$9.81	$1,015.38	$9.91	1.95%
I	$1,000	$1,000.30	$5.95	$1,019.26	$6.01	1.18%
Y	$1,000	$1,002.80	$4.80	$1,020.42	$4.84	0.95%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above-in the far right column-multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

64 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Your Fund’s Expenses (unaudited)

     As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

     The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

     Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
			Expenses(2)		Expenses(2)
	Beginning	Ending(1)	Paid During	Ending	Paid During	Net
	Account	Account	Period	Account	Period	Annualized
Share	Value	Value	7/1/18 –	Value	7/1/18 –	Expense
Class	7/1/18	12/31/18	12/31/18	12/31/18	12/31/18	Ratio
A	$1,000	$890.40	$ 6.81	$1,018.00	$ 7.27	1.43%
C	$1,000	$887.40	$10.13	$1,014.47	$10.82	2.13%
I	$1,000	$890.50	$ 6.62	$1,018.20	$ 7.07	1.39%
Y	$1,000	$891.60	$ 5.39	$1,019.51	$ 5.75	1.13%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above-in the far right column-multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

65 | Aquila Funds Trust

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter and generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Funds’ website at www.aquilafunds. com. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Funds additionally file a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30, 2018 is available upon request, without charge, at www.aquilafunds.com or on the SEC's website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No current action on the part of shareholders is required.

     For the calendar year ended December 31, 2018, the following percentage of the dividends and distributions paid by the Funds were taxable as follows:

		Long-Term
	Ordinary Income	Capital Gains

Aquila Three Peaks High Income Fund	100%	––

Aquila Three Peaks Opportunity Growth Fund	0.3%	99.7%

     Prior to February 15, 2019, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2018 calendar year.

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Aquila Three Peaks High Income Fund:

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary.  Contract renewal materials were provided to the Trustees in August, 2018. The independent Trustees met telephonically on August 13, 2018 and in person on September 16, 2018 to review and discuss the contract review materials. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

     At the meeting held on September 16, 2018, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2019. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

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     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. David Battilega. Since inception of the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

     The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

     The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (8 high yield bond funds, as classified by Morningstar, that are similar to the Fund in size, that charge a front-end sales charge, and that have average maturities between 2-6 years);

•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar High Yield Bond Fund category); and

•	the Fund’s benchmark index, the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

     The Trustees considered that the Fund’s average annual return was lower than the average annual return of the funds in the Product Category for Performance and the funds in the Peer Group for the one, three, five and ten-year periods ended June 30, 2018. They also considered that the Fund’s average annual total return was below the average annual total return of the benchmark index for the one, three, five and ten-year periods ended June 30, 2018. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

     In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended June 30, 2018. The Trustees further noted that the Fund’s Sharpe ratio was in the first quintile for the three and five-year periods ended June 30, 2018 when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

68 | Aquila Funds Trust

     The Trustees noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark index as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund’s risk tolerance.

     The Trustees concluded that the longer-term performance of the Fund was explained in part by market conditions and the Sub-Adviser’s emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

     The Trustees evaluated the advisory fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement that is retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and

•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar High Yield Bond Funds with similar operating expense structures to the Fund with average maturities between 2-6 years).

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was lower than the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level). They also considered that the Fund’s contractual advisory fee was higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses at various asset levels. They also noted that the Fund’s actual management fee and expenses (for Class A shares), after, in each case, giving effect to fee waivers and expense reimbursements, were in excess of the average actual management fee and expenses, respectively, of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds). They further noted that the Fund was the only fund in the Peer Group for which management fees or expenses are not currently being waived or reimbursed.

     The Trustees noted that the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on net assets of the Fund up to $400,000,000 and 0.60 of 1% of the Fund’s net assets above $400,000,000 through April 30, 2019. The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees. The Trustees considered that, as of June 30, 2018, the Fund had net assets of approximately $200,000,000.

     The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other high income funds. The Trustees noted that in some instances the fee rates for the other clients of the Sub-Adviser were slightly lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

69 | Aquila Funds Trust

     The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

     The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

     The Trustees considered the information provided by the Manager reflecting that the Manager did not make a profit with respect to the advisory services provided by the Manager to the Fund, as well as the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

     The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that the Manager has contractually undertaken to waive its fees. The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees. It also was noted that the Manager had additionally reimbursed Fund expenses in previous years and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. Evaluation of this factor indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Aquila Three Peaks Opportunity Growth Fund:

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary.  Contract renewal materials were provided to the Trustees in August, 2018. The independent Trustees met telephonically on August 13, 2018 and in person on September 16, 2018 to review and discuss the contract review materials. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

     At the meeting held on September 16, 2018, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2019. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

71 | Aquila Funds Trust

     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. Zach Miller. Since providing portfolio management responsibilities to the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

     The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

     The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (11 mid-cap growth funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);

•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Mid-Cap Growth Fund category); and

•	the Fund’s benchmark index, Russell 3000 Index.

     The Trustees considered that the Fund’s average annual return was lower than the average annual return of the funds in the Peer Group for the one, three, and five-year periods ended June 30, 2018, but higher than the average annual return of the funds for the ten-year period ended June 30, 2018. The Trustees noted that the Fund’s average annual return was lower than the average annual return of the funds in the Product Category for Performance for the one, three, five and ten-year periods ended June 30, 2018. They also considered that the Fund underperformed the Fund’s benchmark index for the one, three, five and ten-year periods ended June 30, 2018. The Trustees further noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. The Trustees noted that the Sub-Adviser had provided sub-advisory services to the Fund since October 2010. The Trustees considered that the Fund’s ten-year performance data included a period in which the Fund had a different investment objective and strategy.

     In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended June 30, 2018. The Trustees further noted that the Fund’s Sharpe ratio was in the fifth and second quintile for the three and five-year periods ended June 30, 2018, respectively, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

72 | Aquila Funds Trust

     Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

     The Trustees evaluated the advisory fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and

•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Mid-Cap Growth Funds with similar operating expense structures to the Fund).

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level) and higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels). They also noted that the Fund’s actual management fee and expenses (for Class A shares) were in excess of the average actual management fee and expenses, respectively, of the funds in the Peer Group and Product Category for Expenses (after giving effect to fee waivers and expense reimbursements in effect for those funds).

     The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other equity funds. The Trustees noted that in some instances the fee rates for the other clients of the Manager or the Sub-Adviser were slightly lower than the fees paid to the Manager or Sub-Adviser, respectively, with respect to the Fund and that, with respect to the Manager, the other clients were not equity funds. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

     The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

     The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

73 | Aquila Funds Trust

     The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that the profitability of the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

     The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that both the Manager and Sub-Adviser had each waived a portion of their respective fees in previous years and that the Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. It was noted that each of the Advisory Agreement and the Sub-Advisory Agreement contains breakpoints in its fee schedule based on the size of the Fund. Evaluation of these factors indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

THREE PEAKS CAPITAL MANAGEMENT, LLC

3750 Dacoro Lane, Suite 100

Castle Rock, Colorado 80109

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

John M. Burlingame

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Russell K. Okata

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President and Secretary

Marie E. Aro, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,

which must precede or accompany this report.

ITEM 2. CODE OF ETHICS.

(a) As of December 31, 2018 (the end of the reporting period) the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at aquilafunds.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Mr. Glenn O'Flaherty, a member of its Audit Committee, is an audit committee financial expert. Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2017	2018
ATPHIF	$12,900	$13,500
ATPOGF	$22,700	$23,400

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2017	2018
ATPHIF	$3,500	$3,500
ATPOGF	$3,500	$3,500

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f) No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the Registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the Registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to Registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in Registrant's internal controls or in other factors that could significantly affect Registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12. EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA FUNDS TRUST

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
March 4, 2019

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
March 4, 2019

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
March 4, 2019

AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.